Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,064.4
Total Transaction Valuation	14,948,596.17
Total Offset Amount	0
Net Fee	$ 2,064.4
Offset Table N/A	N/A